UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

MICROVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34170	91-1600822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6244 185th Avenue NE, Suite 100

Redmond, Washington 98052

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (425) 936-6847

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MVIS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On August 4, 2020, the Company provided a business update, noting that it is continuing to work with its financial advisor, Craig-Hallum, to explore strategic alternatives for the company including a possible sale or merger, or a sale or license of certain assets or technology, and that it is in discussions with several potentially interested parties who are engaged in various stages of diligence efforts. The Company also noted that it is working toward developing a demonstration sample of its automotive lidar technology and that it is targeting the first quarter of 2021 to make such sample available for demonstration.

Certain statements contained in this filing, including those relating demonstration of an automotive lidar technology and status of discussions with parties interested in a possible strategic transaction, and those including words like “explore,” “possible,” “potentially” and “targeting,” are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those projected in our forward-looking statements include the risk that the Company may not succeed in finding licensing or other strategic solutions, including a potential sale of the Company, with acceptable timing, benefits or costs, our ability to operate with limited cash or to raise additional capital when needed; market acceptance of our technologies and products; and for products incorporating our technologies; the failure of our commercial partners to perform as expected under our agreements, including from the impact of the COVID-19 (coronavirus); our ability to identify parties interested in paying any amounts or amounts we deem desirable for the purchase or license of intellectual property assets; our or our customers’ failure to perform under open purchase orders, our financial and technical resources relative to those of our competitors; our ability to keep up with rapid technological change; government regulation of our technologies; our ability to enforce our intellectual property rights and protect our proprietary technologies; the ability to obtain additional contract awards and develop partnership opportunities; the timing of commercial product launches and delays in product development; the ability to achieve key technical milestones in key products; dependence on third parties to develop, manufacture, sell and market our products; potential product liability claims; our ability to maintain our listing on the Nasdaq Stock Market, and other risk factors identified from time to time in the Company’s SEC reports, including the Company’s Annual Report on Form 10-K filed with the SEC. These factors are not intended to represent a complete list of the general or specific factors that may affect us. It should be recognized that other factors, including general economic factors and business strategies, may be significant, now or in the future, and the factors set forth in this release may affect us to a greater extent than indicated. Except as expressly required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changes in circumstances or any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

By:	/s/ David J. Westgor
David J. Westgor
Vice President, General Counsel & Secretary

Date: August 5, 2020